SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 12, 2003

STANDARD MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Indiana	0-20882	35-1773567

State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10689 North Pennsylvania, Indianapolis, Indiana 46280

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(317) 574-6200

N/A

(Former name or former address, if changed since last report)

SIGNATURES
PRESS RELEASE DATED 5/12/03

Item 5 – Other Events

     Standard Management Corporation is filing as Exhibit 99.1 to this Form 8-K a press release issued on May 12, 2003 announcing its financial results for the first quarter of 2003.

Item 7 – Financial Statements and Exhibits.

(c)  Exhibits. The following exhibits are filed with this Report:

     99.1 — Press Release of Standard Management Corporation (May 12, 2003)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MANAGEMENT CORPORATION

	By:	/s/ Stephen M. Coons Name: Stephen M. Coons Title: Executive Vice President and General Counsel

Dated: May 14, 2003

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